UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2018

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.

On Monday, January 29, 2018, and Tuesday, January 30, 2018, members of the management team from FB Financial Corporation (the “Company”) will be conducting non-deal roadshow (“NDR”) meetings with investors in Boston, Massachusetts and New York, New York.  As part of the Company’s presentation at the NDR meetings, the Company will present slides.  A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The slide presentation is also available on the Company’s website at: https://investors.firstbankonline.com/events-and-presentations.

On Wednesday, February 7, 2018 through Friday, February 9, 2018, members of the management team from the Company will be presenting at the Keefe, Bruyette and Woods (“KBW”) Winter Financial Services Conference in Doral, Florida. The same slide presentation presented during the NDR meetings will be utilized during the KBW Winter Financial Services Conference.

The information contained in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.                                          Description of Exhibit

99.1	Presentation by FB Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

Date: January 26, 2018	By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer